FIRST AMENDMENT to
                   Fastnet - WebTV Network SERVICES AGREEMENT

This First Amendment (the "First Amendment") to the Fastnet - WebTV Network Services Agreement dated September 4, 1997, (the "Original Agreement") is made effective this lst day of September 2000 ("Effective Date") by and between FASTNET Corporation, a Pennsylvania corporation formerly known as You Tools Corporation doing business as FASTNET ("Fastnet"), and WebTV Networks, Inc., a California Corporation and wholly-owned subsidiary of Microsoft Corporation of Redmond, Washington ("WNI").

                                    RECITALS

WHEREAS, the parties wish to further amend the Agreement to reflect changes in pricing and certain other revisions they have discussed and agreed upon;

NOW, THEREFORE, in consideration of the mutual obligations in this First Amendment and for other good consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1. NAME CHANGE. On May 17. 1999, You Tools Corporation formally changed its name to "FASTNET Corporation". The Agreement shall be deemed to be made by and between WebTV Networks, Inc. and FASTNET Corporation.

2. ADDRESS AND NOTICE CHANGE. From the Effective Date any notices to be given to WNI in accordance with the provisions of Section 15.8 should be sent to the following address:

               WebTV Networks, Inc.
               1065 La Avenida
               Mountain View, CA 94043
               Attention: Clay Swartz

               With a copy to:

               Attention: Microsoft Law and Corporate Affairs

3. AFFILIATES. "WNI" is hereby defined to include WebTV Networks, Inc., Microsoft Corporation and their respective affiliates.

4. PROJECT MANAGEMENT. Section 1.8, Project Management, of the Existing Agreement is hereby amended by adding to the end of Section 1.8, the following:

                    Each party shall provide the other party with reasonable prior written notice of any changes to the project manager or other changes to the personnel responsible for management of the relationship with such other party.

5. TERM. Section 5, Term, of the Existing Agreement is hereby amended by deleting Section 5 in its entirety and replacing it with the following:

                    The term of this Agreement shall commence upon execution of this Agreement by both parties and shall continue for a term of twelve (12) months thereafter ("Term"). The Term shall automatically renew for additional one (1) year terms, provided that neither parry has delivered to the other party a written notice of its intent not to renew the Agreement for the forthcoming term within 90 days in advance of the end of the then current term.

6.        DIALUP NETWORK SERVICES PRICING PER SUBSCRIBER. Schedule B, Section
          1.1 is hereby amended by deleting the table in Schedule B, Section 1.1 in its entirety and replacing it with the following:

                    The Per Subscriber pricing for a specific month shall be related to the number of subscribers that connected during that month with a Per Subscriber ID as set forth in the following table:


                         ------------------------------------
                         SUBSCRIBERS               FIXED RATE
                         ------------------------------------
                            X-X                      $ XXX
                            X-X                      $ XXX
                            X-X                      $ XXX
                            X-X                      $ XXX
                            X-X                      $ XXX
                            X-X                      $ XXX
                         ------------------------------------


                    The applicable base charges above are to be applied to all subscribers irrespective of the rate that was applied to each group of subscribers in any prior period. For example, if the number of subscribers reaches the level of a particular pricing tier, then that applicable base charge shall apply to the entire customer base. A mutually agreed upon written pricing plan can replace this pricing at any time.

7. PER HOUR PRICING PLAN. Schedule B, Section 1.2, Per Hour pricing plan, is hereby amended by deleting the third sentence in Schedule B,
          Section 1.2 in its entirety and replacing it with the following:

                    WNI would then be invoiced an amount equal to this number of hours multiplied by a price per hour as set forth in the table below.

                         ------------------------------------
                         HOURS                          USAGE
                         ------------------------------------
                            X-X                      $ XXX
                            X-X                      $ XXX
                            X-X                      $ XXX
                            X-X                      $ XXX
                            X-X                      $ XXX
                            X-X                      $ XXX
                         ------------------------------------


8. OFF PEAK MAINTENANCE UTILIZATION. Schedule B, is hereby amended by adding a new Section 1.3, Off Peak Maintenance Utilization, as follows:

                    During the hours of 12:00am through 6:00am (according to the time zone of the relevant Subscriber), WNI shall be permitted to utilize the Dialup Network Service for maintenance purposes free of additional charge subject to the cap set forth below. During such free off-peak maintenance each month, WNI shall use a number of hours equal to no more than five percent (5%) of the total hourly usage for such month. Any usage over the above cap by WNI shall be subject to the Per Hour Pricing Plan set forth above.

9. NETWORK COVERAGE. Schedule D, Local Access Numbers and Locations (9/1/00), is hereby amended by deleting Schedule D in its entirety and replacing it with Schedule D-1 attached hereto.

10. Except as expressly modified herein, all terms and conditions of the Original Agreement are hereby ratified, confirmed and approved and shall remain in full force and effect. In the event of any conflict or inconsistency between this First Amendment and the Original Agreement, this First Amendment shall govern.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their duly authorized representatives.


WEBTV NETWORKS, INC.                        FASTNET CORPORATION


By: /S/ Clayton Swartz                      By: /S/ Sonny Hunt
    -------------------------------             -------------------------------
Name Printed: Clayton Swartz                Name Printed: Sonny Hunt
Title: Sr. Director, Net Operations         Title: President


[X] We are seeking confidential treatment of these items, which have been omitted, The confidential portion has been filed separately with the Securities and Exchange Commission.